UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Adam Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2018

Date of reporting period:  February 28, 2018

Item 1. Reports to Stockholders.

Annual Report

February 28, 2018

CrossingBridge Long/Short Credit Fund

Institutional Class
(CCLIX)

Class A
(CLCAX)

Investment Adviser

CrossingBridge Advisors, LLC
427 Bedford Road
Suite 230
Pleasantville, New York 10570

Phone: 1-888-898-2780

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	7
INVESTMENT HIGHLIGHTS	9
SCHEDULE OF INVESTMENTS	13
SCHEDULE OF SECURITIES SOLD SHORT	17
STATEMENT OF ASSETS AND LIABILITIES	18
STATEMENT OF OPERATIONS	19
STATEMENTS OF CHANGES IN NET ASSETS	20
FINANCIAL HIGHLIGHTS	21
NOTES TO FINANCIAL STATEMENTS	23
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
BASIS FOR TRUSTEES’ APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT AND NEW INVESTMENT ADVISORY AGREEMENT	35
NOTICE OF PRIVACY POLICY & PRACTICES	39
ADDITIONAL INFORMATION	40

Dear Shareholder,

Enclosed please find the results for the 2018 fiscal year for the CrossingBridge Long/Short Credit Fund (the “Fund”).  For the fiscal year ended February 28, 2018, the Fund returned 0.64% for the Institutional Class shares and 0.32% for the Class A shares.  The Bloomberg Barclays US Corporate High Yield Total Return Index1 was up 4.18%, while the Fund’s benchmark index, the Bloomberg Barclays US Aggregate Total Return Bond Index1 was up 0.51%. At the end of February 2018, the Fund’s gross and net exposures were 59.2% and 39.5%, respectively.

Market Commentary

The global bull market continued unabated in the calendar fourth quarter of 2017 with the S&P 500 Index rallying a further 6.1% during the period.  Credit markets softened, however, in the face of a Fed rate hike and a potential inflationary oil price spike which created significant rate volatility.  Equity markets have so far struggled in the first quarter of 2018, facing headwinds of further potential rate hikes and trade wars which seem to be offsetting the positive impact of tax relief.

In the high yield market, four companies defaulted in December, but the volume of these defaults was low at $2.2 billion. Defaults for all of 2017 were the lowest since 2013, with 37 companies defaulting on $36.8 billion of debt and producing a default rate for the year of about 1.5%. With the oil debacle mainly in the rear view mirror (for now) and global growth accelerating, we believe the default environment will remain benign in 2018.

The JP Morgan Domestic High Yield Index1 closed the fourth quarter at 404 basis points (bps) over treasuries, tighter by 11 bps versus the end of the prior quarter. For the full calendar year, the index tightened by 72 bps and is now trading near post-recession tights.  The continued backdrop of economic growth, low inflation and perceived relative calm on the global political fronts are all helping fuel the record breaking rallies across many global markets.  While the economy does not appear to show signs of slowing down, many high yield bonds are being priced to perfection, in our view, creating highly asymmetric shorting opportunities to profit from the growing risks of an eventual economic downturn. The likelihood of further rate hikes in 2018 should also dampen the prospect of any significant further tightening of spreads in the high yield market, in our view.

Portfolio Construction

At the end of February 2018, our long book consisted of 31 individual credits across 16 industry groups.  The current yield of our long book was 7.30%, above that of the JP Morgan Domestic High Yield Index (6.58%) but with a significantly shorter duration (2.85 vs 3.80 for the JPM Index).  We have begun adding new short exposure and are holding higher than normal cash balances to seek to take advantage of the volatility that has entered the markets during the first calendar quarter of 2018.

Portfolio Highlights

During the year, a large percentage of our holdings were called/tendered/matured causing our gross long exposure to decline moderately.  While we experienced modest declines in October and November, we more than made up for these declines with a solid 0.55% return in December, bringing the calendar quarter into positive territory.  Our gains for December and the calendar quarter were largely attributable to the positive interest carry in the portfolio coupled with an outsized gain in one of our distressed positions that benefited from a positive event in December.  This distressed position was the retailer we detailed in our last quarterly letter and will update below. Our short book also contributed moderately to returns.

Retailer:

In our third quarter 2017 investor letter, we detailed mark to market losses from our investment in a specialty retailer catering to a young pop-culture demographic that had been performing well amid the bricks and mortar retail recession, but suddenly suffered significant operating deterioration in early 2017.  We ended the third quarter with a 2.9% position in the company’s 9.25% senior secured notes due 2021 and were sitting on about 20-bond-points of losses.  In early November, a group of funds that had invested in the company’s bonds sued the company for alleged asset poaching.  This alleged activity occurred in May 2015, when the equity sponsor spun a newer high growth retail concept out of the company for a fraction of its worth.  We were invested in the company’s bonds at that time and were well aware of the consternation this spin-off had caused bondholders, but the core businesses were doing well so the issue seemed to fade.  With the company’s core business now in significant decline, this lawsuit took on great urgency.  Surprisingly, the equity sponsor conceded rather quickly and in late December announced that the spun-off entity, which is currently contemplating an Initial Public Offering, would guarantee the company’s bonds on a senior secured basis.  The guarantee was fully implemented on January 9, 2018. The bonds immediately traded up 20 points to about 95 on this news and have continued to rally close to par during January.

Cable Short:

Cable television is a mature industry with some declining trends such as cord-cutting and downsizing of premium packages. There is also continued competition against the large phone companies, mainly in larger metro areas. With the growing and widespread usage of Netflix, Amazon, Hulu and other premium internet based video services, the cable television video package has never before seen this level of competition.  We believe bonds in the high yield cable sector are currently priced to perfection with few growth prospects beyond consolidation on the horizon.  While we are not predicting financial distress for any of the players for the foreseeable future, we find the asymmetry of bond valuations extremely compelling for a short trade.  If we are wrong, we do not believe bonds can rally very much, if at all, from the levels where we recently shorted them.  We shorted the bonds of a New York area regional cable operator that was recently acquired by a large European telecom.  We shorted 5.25% notes due 2024 at about 101.  This 6.5-year maturity has the added appeal of having considerably higher duration than our long book, thereby potentially creating more upside should rates continue to rise.  In January, the company issued $2.5 billion of bonds and loans, partially to fund an expected $1.5 billion dividend to its parent.  S&P lowered its bond ratings one-notch to B- on this news and the bonds dropped about 3 points.

Conclusion

As global equity markets appear to have reached the frenzy stage and high yield spreads have pushed past their absolute tights of the past decade, we approach 2018 with more caution than appears warranted by underlying economic fundamentals.  We do believe that the global economy will continue to grow with relative strength for the next few quarters, but with further rate hikes looming and high yield priced near perfection, it will not take much to ignite a retreat.  Some potential catalysts on the horizon include; midterm elections which could derail Republican majorities in either or both chambers, a spike in inflation causing further interest rate volatility, potential negative revelations from the Mueller investigation and the typical array of potential geopolitical crises emanating from the usual suspects (Mideast, North Korea, Russia, etc).  We are not predicting crisis this year, but are instead laser focused on the opportunities presented by asymmetry in the high yield credit markets, which, unlike equities, can never have unlimited upside.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against risk in a declining market.

Fund holdings and sector allocation are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

1 Definitions: The Bloomberg Barclays US Aggregate Total Return Bond Index is a broad base index that is often used to represent investment grade bonds being traded in the United States. The Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The Index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in the U.S. The Bloomberg Barclays US Corporate High Yield Total Return Index measures the US Dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of the credit rating agencies is Ba1/BB+/BB+ or below.  The JP Morgan Domestic High Yield Index is designed to mirror the investable universe of the US dollar domestic high-yield corporate debt market, including issues of US and Canadian domiciled issuers.  Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  A basis point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001). Put another way, a 1% change = 100 basis points, and 0.01% = 1 basis point. Duration is a measure of the sensitivity of the price of a bond to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Bond ratings were provided by S&P.  Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Because the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), the Fund is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s and ETN’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The value of ETNs may be influenced by the level of supply and demand for the ETN, volatility and lack of liquidity. The Fund may invest in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in asset backed, mortgage backed, and collateralized mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Credit ratings are subject to change. The credit quality of investments in the portfolio does not apply to the stability or safety of the Fund or its shares. As the term implies, credit rating informs investors of a bond’s credit worthiness, or risk of default. An investment grade rating is not a guarantee that a bond will not default.

Equities, bonds, and other asset classes have different risk profiles, which should be considered when investing. All investments contain risk and may lose value.

Must be preceded or accompanied by a prospectus.

Distributor: Quasar Distributors, LLC.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Class A shares only), shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/17 – 2/28/18).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund, you will pay an initial sales charge of 5.00% when you invest.  Class A shares are also subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and redeemed within twelve months of purchase.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Expense Example (Continued)
(Unaudited)

costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/17	2/28/18	9/1/17 – 2/28/18*
Actual	$1,000.00	$1,002.40	$12.16
Hypothetical (5% return
before expenses)	$1,000.00	$1,012.65	$12.23

*	Expenses are equal to the Fund’s annualized expense ratio of 2.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/17	2/28/18	9/1/17 – 2/28/18*
Actual	$1,000.00	$1,001.40	$13.35
Hypothetical (5% return
before expenses)	$1,000.00	$1,011.46	$13.42

*	Expenses are equal to the Fund’s annualized expense ratio of 2.69%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Investment Highlights
(Unaudited)

The Fund seeks absolute total returns over a complete market cycle. The Adviser believes that the Fund’s investment objective of seeking absolute total returns over a complete market cycle, typically three to five years, can be achieved primarily through a portfolio of long and short investments in credit-related instruments. The allocation of portfolio holdings as of February 28, 2018 is as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

Average Annual Returns as of February 28, 2018

	One	Three	Since Inception
	Year	Year	(2/27/15)
Institutional Class Shares	0.64%	2.21%	2.21%
Bloomberg Barclays U.S. Aggregate
Total Return Bond Index	0.51%	1.14%	1.14%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-898-2780.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Bloomberg Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Bloomberg Barclays U.S. Aggregate Total Return Bond Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.

Growth of $1,000,000 Investment

*  Inception Date

Continued

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of February 28, 2018(1)

	One	Three	Since Inception
	Year	Year	(2/27/15)
Class A Shares (with sales charge)	(4.65)%	0.18%	0.18%
Class A Shares (without sales charge)	0.32%	1.92%	1.92%
Bloomberg Barclays U.S. Aggregate
Total Return Bond Index	0.51%	1.14%	1.14%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.00% for Class A. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-898-2780.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the inception date of the Fund’s Class A shares. The graph does not reflect any future performance.

The Bloomberg Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Bloomberg Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Bloomberg Barclays U.S. Aggregate Total Return Bond Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.

Continued

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

  *  Inception Date
**  Reflects 5.00% initial sales charge.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Schedule of Investments

February 28, 2018

	Principal
	Amount	Value
BANK LOANS – 2.19%
Fram Group Holdings, Inc.
8.398% (3 Month US LIBOR + 6.750%), 12/23/2021 (a)	$712,500	$718,734
Reddy Ice Corp.
7.250% (3 Month US LIBOR + 5.500%), 05/01/2019 (a)	1,235,438	1,238,527
Westmoreland Coal Co.
8.193% (3 Month US LIBOR + 6.500%), 12/16/2020 (a)	989,848	415,736
TOTAL BANK LOANS (Cost $2,840,534)		2,372,997

COMMERCIAL PAPER – 9.21%
Thomson Reuters Corp.
2.188%, 04/18/2018 (b)	10,000,000	9,973,377
TOTAL COMMERCIAL PAPER (Cost $9,971,333)		9,973,377

CORPORATE BONDS – 47.13%

Beverage and Tobacco Product Manufacturing – 4.20%
Carolina Beverage Group LLC
10.625%, 08/01/2018 (c)(d)	4,530,000	4,552,650

Broadcasting (except Internet) – 3.01%
Salem Media Group, Inc.
6.750%, 06/01/2024 (c)	193,000	189,140
Sirius XM Radio, Inc.
6.000%, 07/15/2024 (c)	1,000,000	1,047,500
5.375%, 07/15/2026 (c)	2,000,000	2,030,000
		3,266,640
Chemical Manufacturing – 8.13%
Hexion, Inc.
10.000%, 04/15/2020	710,000	692,250
10.375%, 02/01/2022 (c)	2,500,000	2,450,000
Kraton Polymers LLC
10.500%, 04/15/2023 (c)	3,899,000	4,376,627
7.000%, 04/15/2025 (c)	260,000	269,750
NOVA Chemicals Corp.
5.250%, 06/01/2027 (c)(e)	1,046,000	1,025,080
		8,813,707
Computer and Electronic Product Manufacturing – 4.60%
EMC Corp.
1.875%, 06/01/2018	5,000,000	4,985,217

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

February 28, 2018

	Principal
	Amount	Value
CORPORATE BONDS – 47.13% (Continued)

Construction of Buildings – 2.08%
Hunt Cos., Inc.
9.625%, 03/01/2021 (c)	$2,147,000	$2,252,203

Fabricated Metal Product Manufacturing – 2.79%
Mueller Industries, Inc.
6.000%, 03/01/2027	3,000,000	3,022,500

Hospitals – 0.93%
Tenet Healthcare Corp.
6.750%, 06/15/2023	1,000,000	1,003,750

Mining (except Oil and Gas) – 0.51%
Westmoreland Coal Co.
8.750%, 01/01/2022 (c)	1,323,000	552,353

Miscellaneous Manufacturing – 0.36%
Mallinckrodt International Finance SA
4.750%, 04/15/2023 (e)	500,000	395,000

Miscellaneous Store Retailers – 0.18%
PetSmart, Inc.
5.875%, 06/01/2025 (c)	250,000	196,250

Motion Picture and Sound Recording Industries – 0.14%
Netflix, Inc.
4.875%, 04/15/2028 (c)	150,000	147,563

Nonmetallic Mineral Product Manufacturing – 2.88%
Ardagh Packaging Finance PLC
6.000%, 06/30/2021 (c)(e)	3,042,000	3,121,852

Paper Manufacturing – 3.55%
Reynolds Group Issuer, Inc.
5.750%, 10/15/2020	3,785,335	3,846,846

Professional, Scientific, and Technical Services – 2.95%
Nielsen Finance LLC
4.500%, 10/01/2020	3,180,000	3,199,875

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

February 28, 2018

	Principal
	Amount	Value
CORPORATE BONDS – 47.13% (Continued)

Publishing Industries (except Internet) – 2.81%
ACI Worldwide, Inc.
6.375%, 08/15/2020 (c)	$2,000,000	$2,022,500
Lee Enterprises, Inc.
9.500%, 03/15/2022 (c)	970,000	1,020,925
		3,043,425
Sporting Goods, Hobby, Musical Instrument,
and Book Stores – 0.92%
Guitar Center, Inc.
6.500%, 04/15/2019 (c)	1,000,000	992,500

Telecommunications – 2.36%
HC2 Holdings, Inc.
11.000%, 12/01/2019 (c)	2,088,000	2,140,200
Sprint Corp.
7.250%, 09/15/2021	400,000	419,000
		2,559,200
Transportation Equipment Manufacturing – 4.73%
American Axle & Manufacturing, Inc.
6.500%, 04/01/2027	2,500,000	2,590,625
International Automotive Components Group SA
9.125%, 06/01/2018 (c)(e)	2,606,000	2,529,449
		5,120,074
TOTAL CORPORATE BONDS (Cost $51,662,181)		51,071,605

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

February 28, 2018

	Shares	Value
MONEY MARKET FUNDS – 41.23%
Fidelity Institutional Money Market Funds –
Government Portfolio – Institutional Class, 1.260% (f)(g)	44,679,486	$44,679,486
TOTAL MONEY MARKET FUNDS (Cost $44,679,486)		44,679,486
Total Investments (Cost $109,153,533) – 99.76%		108,097,465
Other Assets in Excess of Liabilities – 0.24%		259,324
TOTAL NET ASSETS – 100.00%		$108,356,789

Percentages are stated as a percent of net assets.

(a)	Variable rate security. The rate shown is as of February 28, 2018.
(b)	Zero coupon bond. The effective yield is listed.
(c)	Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.
(d)	The Fund’s Adviser considers this security to be deemed illiquid and restricted due to trading procedures. The total market value of this security is $4,552,650, representing 4.20% of net assets.
(e)	Foreign issued security.
(f)	All or a portion of this security is pledged as collateral for securities sold short.
(g)	Seven day yield as of February 28, 2018.

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Schedule of Securities Sold Short

February 28, 2018

	Principal
	Amount	Value
SECURITIES SOLD SHORT – (9.85)%

Corporate Bonds – (9.85)%

Cable and Other Subscription Programming – (1.78)%
CSC Holdings LLC
5.250%, 06/01/2024	$(2,000,000)	$(1,930,000)

Clothing Stores – (0.97)%
L Brands, Inc.
5.625%, 10/15/2023	(1,000,000)	(1,055,000)

Grain and Oilseed Milling – (2.55)%
Post Holdings, Inc.
5.500%, 03/01/2025 (a)	(993,000)	(1,001,689)
5.750%, 03/01/2027 (a)	(1,780,000)	(1,762,200)
		(2,763,889)
Medical Equipment and Supplies Manufacturing – (2.70)%
DJO Finco, Inc.
8.125%, 06/15/2021 (a)	(3,000,000)	(2,925,000)

Other Miscellaneous Manufacturing – (0.83)%
Mattel, Inc.
3.150%, 03/15/2023	(1,000,000)	(901,250)

Semiconductor and Other Electronic
Component Manufacturing – (1.02)%
Advanced Micro Devices, Inc.
7.500%, 08/15/2022	(1,000,000)	(1,102,500)
TOTAL CORPORATE BONDS		(10,677,639)
TOTAL SECURITIES SOLD SHORT (Proceeds $10,969,847)		$(10,677,639)

(a)	Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Statement of Assets and Liabilities

February 28, 2018

ASSETS
Investments, at value (cost $109,153,533)	$108,097,465
Receivables:
Fund shares sold	329,637
Interest	1,071,010
Deposits for securities sold short (Note 2)	10,717,156
Other assets	25,049
TOTAL ASSETS	120,240,317
LIABILITIES
Short securities, at value (premiums received $10,969,847)	10,677,639
Payables:
Investments purchased	701,211
To advisor	79,767
To affiliates	54,886
Interest on short positions	195,299
Fund shares redeemed	115,450
Distribution fees	525
Shareholder service fees	29,069
Accrued expenses and other liabilities	29,682
TOTAL LIABILITIES	11,883,528
NET ASSETS	$108,356,789
Net assets consist of:
Paid-in capital	$110,247,844
Accumulated net investment income	320,828
Accumulated net realized loss	(1,448,023)
Net unrealized appreciation (depreciation) on:
Investments	(1,056,068)
Securities sold short	292,208
NET ASSETS	$108,356,789
INSTITUTIONAL CLASS:
Net assets	$107,217,659
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	10,979,081
Net asset value, offering, and redemption price per share	$9.77
CLASS A:
Net assets	$1,139,130
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	117,648
Net asset value, offering, and redemption price per share(1)	$9.68
Maximum offering price per share (Net asset value per
share divided by 0.9500)(2)	$10.19

(1)	A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on purchases of Class A shares greater than $1,000,000 redeemed within twelve months of purchase.
(2)	Reflects a maximum sales charge of 5.00%.

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Statement of Operations

For the Year Ended February 28, 2018

INVESTMENT INCOME
Interest income	$4,898,505
TOTAL INVESTMENT INCOME	4,898,505
EXPENSES
Investment advisory fees	1,449,129
Broker expense	347,246
Administration and accounting fees	108,621
Interest expense	107,238
Shareholder servicing fees – Institutional Class	105,978
Transfer agent fees and expenses	63,368
Federal and state registration fees	37,369
Custody fees	22,644
Legal fees	21,869
Audit and tax fees	19,501
Chief Compliance Officer fees	13,798
Pricing fees	12,240
Reports to shareholders	10,197
Trustees’ fees	7,997
Distribution fees – Class A	3,094
Shareholder servicing fees – Class A	990
Other expenses	7,922
TOTAL EXPENSES	2,339,201
Less waivers and reimbursement by Adviser (Note 4)	(325,317)
NET EXPENSES	2,013,884
NET INVESTMENT INCOME	2,884,621
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(1,366,460)
Securities sold short	8,125
(1,358,335)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,362,424)
Securities sold short	293,775
(1,068,649)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,426,984)
NET INCREASE IN NET ASSETS FROM OPERATIONS	$457,637

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 28,
	2018	2017
FROM OPERATIONS
Net investment income	$2,884,621	$1,407,825
Net realized gain (loss) on:
Investments	(1,366,460)	163,198
Securities sold short	8,125	(47,744)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,362,424)	565,596
Securities sold short	293,775	2,999
Net increase in net assets from operations	457,637	2,091,874

FROM DISTRIBUTIONS
Net investment income – Institutional Class	(2,959,357)	(1,005,118)
Net investment income – Class A	(40,253)	(32,703)
Net realized gain on investments – Institutional Class	—	(91,550)
Net realized gain on investments – Class A	—	(1,862)
Net decrease in net assets resulting from distributions paid	(2,999,610)	(1,131,233)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	74,313,314	74,447,606
Proceeds from shares sold – Class A	184,730	199,733
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class	752,068	489,500
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	37,709	33,559
Payments for shares redeemed – Institutional Class	(42,524,896)	(5,669,974)
Payments for shares redeemed – Class A	(282,548)	(79,428)
Net Increase in net assets from capital share transactions	32,480,377	69,420,996
TOTAL INCREASE IN NET ASSETS	29,938,404	70,381,637

NET ASSETS:
Beginning of Year	78,418,385	8,036,748
End of Year	$108,356,789	$78,418,385
ACCUMULATED NET INVESTMENT INCOME	$320,828	$435,817

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year
Institutional Class
	Years Ended
	February 28,		February 28,	February 29,
	2018		2017	2016(1)
Net Asset Value, Beginning of Year	$9.99		$9.54	$10.00

Income from investment operations:
Net investment income(2)	0.26		0.39	0.34
Net realized and unrealized
gain (loss) on investments(3)	(0.20)		0.41	(0.55)
Total from investment operations	0.06		0.80	(0.21)

Less distributions paid:
From net investment income	(0.28)		(0.33)	(0.22)
From net realized gain on investments	—		(0.02)	(0.03)
Total distributions paid	(0.28)		(0.35)	(0.25)

Net Asset Value, End of Year	$9.77		$9.99	$9.54

Total return(4)	0.64%		8.42%	(2.13)%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$107,218		$77,183	$7,005

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	2.18%		2.34%	5.94%
After waivers and reimbursements of expenses(6)	1.88	%(9)	1.52%	2.00	%(7)
Ratio of net investment income (loss)
to average net assets:
Before waivers and reimbursements of expenses(8)	2.39%		3.06%	(0.47)%
After waivers and reimbursements of expenses(8)	2.69%		3.88%	3.47%
Portfolio turnover rate(10)(11)	116.33%		87.15%	93.12%

(1)	The Fund became effective on February 27, 2015 and commenced investment operations on March 1, 2015.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)
Realized gains and loss per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations.

(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)
The before waivers and reimbursements of expenses excluding dividends, amortization and interest expense on bank loans and short positions are 1.75%, 2.27%, and 5.84% for the years ended February 28, 2018, February 28, 2017, and February 29, 2016, respectively.

(6)
The after waivers and reimbursements of expenses excluding dividends, amortization and interest expense on bank loans and short positions are 1.45%, 1.45%, and 1.90% for the years ended February 28, 2018, February 28, 2017, and February 29, 2016, respectively.

(7)	Effective January 28, 2016, the expense cap was lowered to 1.45% from 1.95%.
(8)	The net investment income/(loss) ratios include dividends, amortization and interest expense on short positions.
(9)	Effective June 28, 2017, the expense cap for Institutional shares was decreased from 1.45% to 1.35% excluding shareholder servicing fees of 0.10%.
(10)	Consists of long-term investments only; excludes securities sold short.
(11)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year
Class A
	Years Ended
	February 28,		February 28,	February 29,
	2018		2017	2016(1)
Net Asset Value, Beginning of Year	$9.97		$9.52	$10.00

Income from investment operations:
Net investment income(2)	0.24		0.37	0.37
Net realized and unrealized
gain (loss) on investments(3)	(0.21)		0.40	(0.61)
Total from investment operations	0.03		0.77	(0.24)

Less distributions paid:
From net investment income	(0.32)		(0.30)	(0.21)
From net realized gain on investments	—		(0.02)	(0.03)
Total distributions paid	(0.32)		(0.32)	(0.24)

Net Asset Value, End of Year	$9.68		$9.97	$9.52

Total return(4)(5)	0.32%		8.13%	(2.41)%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$1,139		$1,235	$1,032

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(6)	2.39%		3.21%	5.89%
After waivers and reimbursements of expenses(7)	2.09	%(9)	1.81%	2.18	%(8)
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses(10)	2.19%		2.31%	0.17%
After waivers and reimbursements of expenses(10)	2.49%		3.71%	3.88%
Portfolio turnover rate(11)(12)	116.33%		87.15%	93.12%

(1)	The Fund became effective on February 27, 2015 and commenced investment operations on March 1, 2015.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)
Realized gains and loss per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations.

(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)
The before waivers and reimbursements of expenses excluding dividends, amortization and interest expense on bank loans and short positions are 1.98%, 3.10%, and 5.80% for the years ended February 28, 2018, February 28, 2017, and February 29, 2016, respectively.

(7)
The after waivers and reimbursements of expenses excluding dividends, amortization and interest expense on bank loans and short positions are 1.69%, 1.70%, and 2.09% for the years ended February 28, 2018, February 28, 2017, and February 29, 2016, respectively.

(8)	Effective January 28, 2016, the expense cap was lowered to 1.70% from 2.20%.
(9)	Effective June 28, 2017, the expense cap for Class A shares was decreased from 1.70% to 1.35% excluding Rule 12b-1 fees of 0.25% and shareholder servicing fees of 0.10%.
(10)	The net investment income ratios include dividends, amortization and interest expense on short positions.
(11)	Consists of long-term investments only; excludes securities sold short.
(12)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements
February 28, 2018

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The CrossingBridge Long/Short Credit Fund, formerly Collins Long/Short Credit Fund (the “Fund”) represents a distinct non-diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is absolute total returns over a complete market cycle.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund’s inception date was February 27, 2015 and it commenced investment operations on March 1, 2015 for both the Institutional Class and Class A shares.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase and 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.  Each class of shares has identical rights and privileges except with respect to distribution fees, shareholder servicing fees, sales charges, and voting rights on matters affecting a single class of shares.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Collins Capital Investments, LLC (“Collins”), the Fund’s then investment adviser.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Swap agreements, such as credit default swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service (“Pricing Service”).  Forward currency contracts are valued at the mean between the bid and asked prices by an approved Pricing Service.  Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.  Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.  Bank loans are valued at prices supplied by a Pricing Service, if available, and otherwise will be valued at the most recent bid quotations or evaluated prices, as applicable, based on quotations or prices obtained from one or more broker-dealers known to follow the issue.

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2018

the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Debt securities, including corporate bonds, bank loans, and short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service.  Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized using constant yield method over the life of the security.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.  All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2018

hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2018:

	Level 1	Level 2	Level 3	Total
Assets(1):
Bank Loans	$—	$2,372,997	$—	$2,372,997
Commercial Paper	—	9,973,377	—	9,973,377
Corporate Bonds	—	51,071,605	—	51,071,605
Money-Market Funds	44,679,486	—	—	44,679,486
Total Assets	$44,679,486	$63,417,979	$—	$108,097,465

Liabilities:
Securities Sold Short
Corporate Bonds	$—	$(10,677,639)	$—	$(10,677,639)
Total Liabilities	$—	$(10,677,639)	$—	$(10,677,639)

(1)	See the Schedule of Investments and securities sold short for industry classifications

The Fund did not have any transfers between any levels for the year ended February 28, 2018. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

The following is a reconciliation of assets for which Level 3 inputs were used in determining value.

Beginning Balance – March 1, 2017	$944,000
Purchases	—
Sales	(1,016,222)
Realized Gains	72,222
Realized Losses	—
Change in unrealized appreciation (depreciation)	—
Transfer in/(out) of Level 3	—
Ending Balance – February 28, 2018	$—

The Fund did not invest in derivative securities or engage in hedging activities during the year ended February 28, 2018.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2018

(b) Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such dividend amounts are recorded on the ex-dividend date as a dividend expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2018

February 28, 2018, the Fund had deposits at brokers of $10,717,156 which served as collateral for securities sold short.  A money market fund held in a segregated account was also pledged as collateral for securities sold short.  The Fund’s deposits at brokers for securities sold short are with Interactive Brokers.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended February 28, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 28, 2018, the Fund did not incur any interest or penalties.

(e) Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  The Fund may make additional distributions if deemed to be desirable during the year.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Treatment of income and capital gain distributions for federal income tax purposes may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(g) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2018

(h) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Distribution fees are expensed at 0.25% of average daily net assets of the Class A shares.  Shareholder servicing fees are expensed up to 0.10% of average daily net assets of the Class A shares and Institutional Class shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(i) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the constant yield method.

(j) Loan Participation

When purchasing participation interests in a loan, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation agreement, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended February 28, 2017 and February 28, 2018 were as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$2,999,610	$1,131,233

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2018

As of February 28, 2018, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$98,256,019
Gross tax unrealized appreciation	736,911
Gross tax unrealized depreciation	(1,573,104)
Total net tax unrealized appreciation on investments	$(836,193)
Undistributed ordinary income	320,828
Undistributed long-term capital gain	—
Total distributable earnings	$320,828
Other accumulated losses	(1,375,690)
Total accumulated earnings	$(1,891,055)

At February 28, 2018, the Fund had short-term and long-term capital losses of $1,247,049 and $128,641, respectively, remaining which will be carried forward indefinitely to offset future realized gains. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended February 28, 2018.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2018, there were no reclassifications made for permanent tax differences on the Statement of Assets and Liabilities.

(4)	Investment Adviser

The Trust has an interim Investment Advisory Agreement (the “Agreement”) with CrossingBridge Advisors, LLC (“Advisor”) to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at the annual rate of 1.35% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through June 28, 2018 to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expense incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.70% and 1.45% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Class A and Institutional Class, respectively.  Effective June 28, 2017, the Fund Expense Limitation Cap (excluding 12b-1 fees and Excluded Expenses) was decreased to 1.35% of the Funds’ daily net assets.  Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed within

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2018

three years from the date such amount was waived or reimbursed, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of the recoupment.  The following table shows the remaining waiver or reimbursed expenses for the Fund subject to potential recovery expiring:

February 28, 2019	$236,323
February 29, 2020	$305,052
February 28, 2021	$325,317

Sub-advisory services were provided to the Fund pursuant to an agreement between Collins Capital and Pinebank Asset Management, LP, (“Pinebank”) through January 31, 2018.  Under the terms of the sub-advisory agreement, Pinebank was compensated by Collins Capital based on the portion of the Fund’s average daily net assets which it was allocated to manage.

(5)	Distribution and Shareholder Servicing Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Class A shares for services to prospective Fund shareholders and distribution of Fund shares. The following table details the fees incurred pursuant to the 12b-1 Plan during the year ended February 28, 2018, as well as the fees owed as of February 28, 2018.

Fees Owed	Fees Incurred
$525	$3,094

The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the Fund which authorizes it to pay up to 0.10% and 0.15% of the Fund’s average daily net assets attributable to Institutional Class shares and Class A shares until June 13, 2017, to other financial institutions for shareholder servicing. Effective June 14, 2017, the Institutional Class and Class A pay up to 0.10% of the Funds’ average daily net assets to other financial institutions for shareholder servicing. The following table details the fees incurred for the Fund pursuant to the Shareholder Serving Plan during the year ended February 28, 2018, as well as the fees owed as of February 28, 2018.

	Fees Owed	Fees Incurred
Class A	$ 523	$ 990
Institutional Class	$28,546	$105,978

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2018

custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees incurred for the year ended February 28, 2018, and owed as of February 28, 2018, are as follows:

	Fees Owed	Fees Incurred
Fund Administration & Accounting	$26,313	$108,621

USBFS also serves as the transfer agent to the Fund and provides pricing services to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian. Fees incurred for the year ended February 28, 2018, and owed as of February 28, 2018, are as follows:

	Fees Owed	Fees Incurred
Pricing Fees	$ 3,234	$12,240
Transfer Agency	$15,955	$63,368
Custody	$ 5,932	$22,644

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank. Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. The Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended February 28, 2018, and owed as of February 28, 2018, is as follows:

	Fees Owed	Fees Incurred
Chief Compliance Officer	$3,452	$13,798

The Fund also has a line of credit with US Bank (See footnote 10).

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Institutional Class

	Year Ended	Year Ended
	February 28, 2018	February 28, 2017
Shares sold	7,511,984	7,510,152
Shares reinvested	76,607	49,795
Shares redeemed	(4,333,171)	(570,536)
Net Increase	3,255,420	6,989,411

Class A
	Year Ended	Year Ended
	February 28, 2018	February 28, 2017
Shares sold	18,855	20,223
Shares reinvested	3,867	3,436
Shares redeemed	(28,927)	(8,192)
Net Increase/(Decrease)	(6,205)	15,467

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2018

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and securities sold short for the Fund for the year ended February 28, 2018, were $61,958,738 and $62,329,957, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At February 28, 2018, National Financial Services, LLC and Pershing, LLC held 35.72% and 63.80% of the Fund’s outstanding Class A shares, respectively.  At February 28, 2018, Band & Co. held 68.28% of the Fund’s outstanding Institutional Class shares.

(10)	Line of Credit

Effective August 11, 2017, the Fund had a line of credit in the amount of the lesser of $12,000,000, or 33.33% of the fair value of unencumbered assets, which matures on August 10, 2018. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, US Bank. The interest rate was 4.25% from August 11, 2017 through December 13, 2017, and 4.50% thereafter.  During the year ended February 28, 2018, the Fund did not utilize the line of credit.

(11)	Change of Advisor

On January 26, 2018, Collins Capital Investments, LLC (“Collins Capital”), the former investment adviser to the Fund, announced it entered into an agreement with the Adviser, under the terms of which Collins Capital transferred the investment advisory responsibilities of the Fund to the Adviser (the “Transaction”).  Under the Investment Company Act of 1940, as amended (the “1940 Act”), such transfer resulted in an “assignment” of the investment advisory agreement between Collins Capital and the Trust, on behalf of the Fund, and, consequently, the automatic termination of the investment advisory agreement.

In anticipation of the Transaction, at an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on January 23, 2018, the Board approved an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Fund, on terms substantially identical to the existing investment advisory agreement with Collins Capital.  The interim investment advisory agreement was effective February 1, 2018 and, pursuant to Rule 15a-4 of the 1940 Act, will remain effective for up to 150 days or until Fund shareholders approve a new investment advisory agreement between the Adviser and the Trust, on behalf of the Fund.  Detailed information about the interim investment advisory agreement and the proposed new investment advisory agreement and the transfer of the investment advisory responsibilities in connection with the solicitation of their approval of the new investment advisory agreement was mailed to Fund shareholders on or about March 28, 2018.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notes to Financial Statements (Continued)
February 28, 2018

(12)	Subsequent Event

On March 15, 2018 the Fund declared and paid a distribution of $3,604 and $392,192 to the Class A and Institutional Class shareholders of record on March 14, 2018, respectively.

(13)	Regulatory Updates

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity.  The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.  Management is currently evaluating the impact, if any, of applying this provision.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders of CrossingBridge Long/Short Credit Fund and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of CrossingBridge Long/Short Credit Fund (formerly Collins Long/Short Credit Fund) (the “Fund”), a series of Trust for Professional Managers, as of February 28, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of February 28, 2018, by correspondence with the custodian, agency banks, and brokers or by other appropriate auditing procedures where replies from brokers were not received.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
April 27, 2018

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Interim Investment Advisory
Agreement and New Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person on January 23, 2018 to consider the approval of an interim advisory agreement under Rule 15a-4 of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Interim Investment Advisory Agreement”) and a new investment advisory agreement (the “New Investment Advisory Agreement”), each between the Trust, on behalf of the CrossingBridge Long/Short Credit Fund (the “Fund”), a series of the Trust, and CrossingBridge Advisors, LLC, the Fund’s proposed investment adviser (the “Adviser”).  The Board also reviewed materials related to the Fund’s expense structure provided separately at a meeting held on February 22, 2018.  The materials provided contained information with respect to the factors enumerated below, including a copy of the New Investment Advisory Agreement and the Interim Investment Advisory Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Interim Investment Advisory Agreement and the New Investment Advisory Agreement approval, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, as amended (the “Independent Trustees”)), approved the Interim Investment Advisory Agreement and the New Investment Advisory Agreement.

DISCUSSION OF FACTORS CONSIDERED

In considering the approval of the New Investment Advisory Agreement and the Interim Investment Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services that would be provided by the Adviser to the Fund and the amount of time expected to be devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Oren Cohen, who has served as a portfolio manager of the Fund since its inception and will continue to do so as an employee of the Adviser, as well as other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Interim Investment Advisory
Agreement and New Investment Advisory Agreement
(Unaudited) (Continued)

compliance program, and discussed the Adviser’s marketing activities and its commitment to the Fund.  The Trustees also considered information presented and/or provided by the Adviser at the January 23, 2018 meeting.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices and overall capability of the Adviser.  The Trustees also noted that at a special in-person meeting of the Board held on November 3, 2017, they, in consultation with their independent counsel, reviewed the Adviser’s policies and procedures and compliance program required by Rule 206(4)-7(a) promulgated under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Trust’s chief compliance officer reported the Adviser’s written compliance program was reasonably designed to prevent violations of federal securities laws.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Interim Investment Advisory Agreement and the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Fund for the year-to-date, one-year and since inception periods ended December 31, 2017.  In assessing the quality of the portfolio management services delivered by Oren Cohen, who has served as portfolio manager of the Fund since its inception and will continue to do so as an employee of the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to its benchmark index (the Bloomberg Barclays U.S. Aggregate Total Return Bond Index).

After considering all of the information, the Trustees concluded that the performance obtained for the Fund under Mr. Cohen’s portfolio management was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to a peer group as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end long-short credit funds) (the “Morningstar Peer Group”).

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Interim Investment Advisory
Agreement and New Investment Advisory Agreement
(Unaudited) (Continued)

The Trustees also considered the overall profitability of the Adviser and reviewed relevant financial information of the Adviser.  The Trustees also examined the level of profits to be realized by the Adviser from the fees payable under the New Investment Advisory Agreement, as well as the Fund’s brokerage practices.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the January 23, 2018 meeting at which the Interim Investment Advisory Agreement and the New Investment Advisory Agreement were formally considered.

The Trustees noted that the Fund’s proposed contractual management fee of 1.25% fell above the Morningstar Peer Group average of 0.98%.  The Trustees noted the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.35%, which includes a 0.10% shareholder servicing plan fee, for Institutional Class shares was slightly above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.22%.

The Trustees noted the fee structure under the New Investment Advisory Agreement proposes a 0.10% reduction in the annual management fee compared to the fee structure under the Interim Investment Advisory Agreement and the prior investment advisory agreement between the Trust, on behalf of the Fund and the former investment advisor and the Fund, Collins Capital Investments, LLC.  The Trustees further noted the Adviser had agreed to waive management fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the Fund’s average annual net assets for at least two years after the effective date of the New Investment Advisory Agreement under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund.

The Trustees concluded that the Fund’s expenses and the management fees to be paid to the Adviser under the New Investment Advisory Agreement were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit to be realized from sponsoring the Fund was not excessive and that the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Basis for Trustees’ Approval of Interim Investment Advisory
Agreement and New Investment Advisory Agreement
(Unaudited) (Continued)

structure and any applicable expense waivers, the Trustees concluded the proposed fee structure under the New Investment Advisory Agreement was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or growth in separate account management services appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

No single factor was determinative in the Board’s decision to approve the Interim Investment Advisory Agreement and the New Investment Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the Interim Investment Advisory Agreement and the New Investment Advisory Agreement with the Adviser, including the advisory fees to be paid thereunder, were fair and reasonable.  The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Interim Investment Advisory Agreement and the New Investment Advisory Agreement would be in the best interest of the Fund and its shareholders.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Additional Information
(Unaudited)

Tax Information

For the year ended February 28, 2018, 0.00% of taxable ordinary income distributions were designated as short-term capital gain distribution under the Internal Revenue Code Section 871(k).

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-898-2780.

Other
Directorships
			Number of		Held by
		Term of	Portfolios	Principal	Trustee
Name,	Position(s)	Office and	in Trust	Occupation(s)	During
Address and	Held with	Length of	Overseen	During the Past	the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	30	Professor,	Independent
615 E. Michigan St.		Term; Since		Department	Trustee, USA
Milwaukee, WI 53202		August 22,		of Accounting,	MUTUALS
Year of Birth: 1955		2001		Marquette	(an open-end
				University (2004–	investment
				present); Chair,	company with
				Department of	three portfolios).
Accounting,
Marquette
University
(2004–2017).

Gary A. Drska	Trustee	Indefinite	30	Pilot,	Independent
615 E. Michigan St.		Term; Since		Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc.	MUTUALS
Year of Birth: 1956		2001		(airline company)	(an open-end
				(1986–present).	investment
company with
three portfolios).

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
			Number of		Held by
		Term of	Portfolios	Principal	Trustee
Name,	Position(s)	Office and	in Trust	Occupation(s)	During
Address and	Held with	Length of	Overseen	During the Past	the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Jonas B. Siegel	Trustee	Indefinite	30	Retired (2011–	Independent
615 E. Michigan St.		Term; Since		present);	Trustee,
Milwaukee, WI 53202		October 23,		Managing	Gottex Trust
Year of Birth: 1943		2009		Director, Chief	(an open-end
				Administrative	investment
				Officer (“CAO”)	company with
				and Chief	one portfolio)
				Compliance	(2010–2016);
				Officer (“CCO”),	Independent
				Granite Capital	Manager,
				International	Ramius IDF
				Group, L.P.	fund complex
				(an investment	(two closed-end
				management	investment
				firm) (1994–	companies)
				2011).	(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
			Number of		Held by
		Term of	Portfolios	Principal	Trustee
Name,	Position(s)	Office and	in Trust	Occupation(s)	During
Address and	Held with	Length of	Overseen	During the Past	the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	30	President	Trustee, USA
615 E. Michigan St.	and	Term; Since		(2017–present);	MUTUALS
Milwaukee, WI 53202	Trustee	August 22,		Chief	(an open-end
Year of Birth: 1962		2001		Operating	investment
				Officer	company with
				(2016–present);	three portfolios);
				Executive Vice	Trustee, Buffalo
				President, U.S.	Funds (an
				Bancorp Fund	open-end
				Services, LLC	investment
				(1994–2017).	company with
ten portfolios)
(2003–2017).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Principal	January 24,		Fund Services,
Year of Birth: 1957	Executive	2013		LLC (2004–
	Officer			present).

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Treasurer	January 24,		Fund Services,
Year of Birth: 1974	and	2013		LLC (2002–
	Principal			present).
Financial
and
Accounting
Officer

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
			Number of		Held by
		Term of	Portfolios	Principal	Trustee
Name,	Position(s)	Office and	in Trust	Occupation(s)	During
Address and	Held with	Length of	Overseen	During the Past	the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Elizabeth B. Scalf	Chief	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan St.	Compliance	Term; Since		President, U.S.
Milwaukee, WI 53202	Officer,	July 1,		Bancorp Fund
Year of Birth: 1985	Vice	2017		Services, LLC
	President			(February 2017–
	and Anti-			present); Vice
	Money			President and
	Laundering			Assistant CCO,
	Officer			Heartland Advisors,
Inc. (December
2016–January
2017); Vice
President and CCO,
Heartland Group,
Inc. (May 2016–
November 2016);
Vice President,
CCO and Senior
Legal Counsel
(May 2016–
November 2016),
Assistant CCO
and Senior Legal
Counsel (January
2016–April 2016),
Senior Legal
and Compliance
Counsel
(2013–2015),
Heartland
Advisors, Inc.

Adam W. Smith	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		May 29,		Bancorp Fund
Year of Birth: 1981		2015		Services, LLC
(2012–present).

Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		January 22,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

CROSSINGBRIDGE LONG/SHORT CREDIT FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
			Number of		Held by
		Term of	Portfolios	Principal	Trustee
Name,	Position(s)	Office and	in Trust	Occupation(s)	During
Address and	Held with	Length of	Overseen	During the Past	the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

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A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-888-898-2780. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-888-898-2780, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-898-2780 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

CROSSINGBRIDGE LONG/SHORT CREDIT FUND

Investment Adviser	CrossingBridge Advisors, LLC
427 Bedford Road
Suite 230
Pleasantville, New York 10570

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 4, 2017.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.  Dr. Akers holds a Ph. D. in accounting and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for this fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the past two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2018	FYE 2/28/2017
Audit Fees	$16,500	$16,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2018	FYE 2/28/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past two fiscal years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2018	FYE 2/28/2017
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 4, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    May 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    May 2, 2018

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date    May 2, 2018

* Print the name and title of each signing officer under his or her signature.